Exhibit 99.1

ONE LIBERTY PROPERTIES, INC. JUNE 2026 INVESTOR PRESENTATION

I N V E S T O R P R E S E N T A T I O N O N E L I B E R T Y P R O P E R T I E S , I N C . 2 THIS PRESENTATION CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. WE INTEND SUCH FORWARD-LOOKING STATEMENTS TO BE COVERED BY THE SAFE HARBOR PROVISION FOR FORWARD-LOOKING STATEMENTS CONTAINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND INCLUDE THIS STATEMENT FOR PURPOSES OF COMPLYING WITH THESE SAFE HARBOR PROVISIONS. FORWARD-LOOKING STATEMENTS, WHICH ARE BASED ON CERTAIN ASSUMPTIONS AND DESCRIBE OUR FUTURE PLANS, STRATEGIES AND EXPECTATIONS, ARE GENERALLY IDENTIFIABLE BY USE OF THE WORDS "MAY," "WILL," "COULD," "BELIEVE," "EXPECT," "INTEND," "ANTICIPATE," "ESTIMATE," "PROJECT," OR SIMILAR EXPRESSIONS OR VARIATIONS THEREOF AND INCLUDE, WITHOUT LIMITATIONS, STATEMENTS REGARDING OUR FUTURE ESTIMATED RENTAL INCOME, FUNDS FROM OPERATIONS, ADJUSTED FUNDS FROM OPERATIONS AND OUR DIVIDEND. YOU SHOULD NOT RELY ON FORWARD-LOOKING STATEMENTS SINCE THEY INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH ARE, IN SOME CASES, BEYOND OUR CONTROL AND WHICH COULD MATERIALLY AFFECT OUR RESULTS OF OPERATIONS, FINANCIAL CONDITION, CASH FLOWS, PERFORMANCE OR ACHIEVEMENTS. UNCERTAINTIES, RISKS AND FACTORS WHICH MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM CURRENT EXPECTATIONS ARE CONTAINED IN OUR SEC FILINGS, AND, IN PARTICULAR, THE SECTIONS OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2025, AND QUARTERLY REPORTS ON FORM 10-Q FILED THEREAFTER CAPTIONED "RISK FACTORS", "CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS", AND "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS". IN ADDITION, AMONG OTHER THINGS, FORWARD LOOKING STATEMENTS WITH RESPECT TO ANTICIPATED RENT INCREASES, INCLUDING THOSE TIED TO THE FILLING OF VACANCIES OR AS A RESULT OF MARKET-TO-MARKET OPPORTUNITIES (I.E., RENEWING LEASED PREMISES AT HIGHER RENTAL RATES), MAY NOT BE REALIZED. COPIES OF THE SEC FILINGS MAY BE OBTAINED FROM US OR THE SEC. WE DO NOT UNDERTAKE TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED IN THIS PRESENTATION, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. CAUTIONARY NOTE

COMPANY OVERVIEW[(1)]

- Owner of well positioned industrial assets generating strong cash flow
- Proven ability to evolve portfolio to maximize cash flow over many decades
- Geographically diverse industrial portfolio
- Highly diverse tenant base with Top Five representing only 18% of total Base Rent
- Well capitalized for future growth

Base Rent by Property Type



Other
5%
Retail
11%
Industrial
84%

Type of Property	Number of Properties	Base Rent
Industrial	79	$ 70,094,000
Retail	27	9,398,000
Other [(2)]	5	3,736,000
Total:	111	$ 83,228,000

(1) See page 5 "-Attractive Industrial Portfolio" for explanation of Base Rent

(2) Other consists of an office, two theaters, a health & fitness center and a restaurant

ONE LIBERTY PROPERTIES, INC. INVESTOR PRESENTATION 3

INVESTMENT HIGHLIGHTS

Well-positioned industrial portfolio	Transformed portfolio to primarily distribution-focused industrial assets, acquiring 38 of such properties since 2020
Deep real estate expertise	Focused on submarket fundamentals
Proven acquisitions team driving industrial expansion	Acquired $246M of industrial properties since January 2025
Strong organic growth profile	Contractual rent escalators and mark-to-market opportunities
Reliable cash flow and consistent dividend	Paid 133 consecutive quarters of dividends
Stockholder alignment	~ 26% insider ownership

ONE LIBERTY PROPERTIES, INC. INVESTOR PRESENTATION 4

ATTRACTIVE INDUSTRIAL PORTFOLIO[1]

High quality, barrier to entry industrial portfolio with strong internal growth profile

12.4M	**111**	**98.8%**	**$83.2M**
Square Feet	Properties	Occupancy[2]	Base Rent[3]

Over 98.6% occupancy[2] for the past 7 years

3.5%	**4.3 years**	**82.1%**	**$6.38**	**2.9%**
Same Store 1Q NOI Growth[4]	Weighted Average Lease Term Remaining	Leases with Annual Rent Escalations	Average Industrial Base Rent per Square Foot	Average Annual Rent Escalations on New Industrial Properties[5]

(1) Information presented as of March 31, 2026 and represents our entire portfolio, including non-industrial properties
(2) Based on square footage, including 100% of our unconsolidated joint ventures
(3) Represents the base rent payable to us during the twelve months ending March 31, 2027 under leases in effect at April 1, 2026 (excluding tenant reimbursements and after giving effect to any abatements, concessions, deferrals or adjustments). Base rent excludes an aggregate of $2.2 million from three retail properties which were sold from April 1, 2026 through June 1, 2026.
(4) Same Store NOI represents the change in net operating income (*i.e.*, rental income, net, less real estate expenses) at same store properties from the quarter ended March 31, 2025 to the quarter ended March 31, 2026. Same Store properties are those consolidated properties that were owned and stabilized (*i.e.*, excludes two properties where occupancy was less than 90%) for the entirety of the periods being compared. A reconciliation of net income, as determined in accordance with GAAP, to Same Store NOI can be found at the end of this presentation.
(5) Average annual base rent escalations based on next base rent step percentage on properties acquired from January 1, 2025 through January 31, 2026

ONE LIBERTY PROPERTIES, INC. INVESTOR PRESENTATION 5

I N V E S T O R P R E S E N T A T I O N O N E L I B E R T Y P R O P E R T I E S , I N C . 6 Patrick J. Callan, Jr. President & CEO  Chief Executive Officer since 2008, President since 2006, Director since 2002  Senior Vice President from 2004 to 2005 of First Washington Realty Inc. - a joint venture with CalPERS that controlled 100 shopping centers (13 million square feet) which was sold for $2.6 billion to Regency Centers/Macquarie  Vice President of Kimco Realty Corporation (NYSE: KIM) from 1998 to 2004, joined in 1987. Responsible for a $3 billion, 200+ shopping center portfolio Lawrence G. Ricketts, Jr. COO & EVP  Chief Operating Officer since 2008 and Executive Vice President since 2006 (Vice President since 1999)  Over $3 billion of transaction experience in acquisitions, dispositions and financings Justin Clair EVP  Executive Vice President since 2024, Senior Vice President – Acquisitions from 2019 through 2024, Vice President from 2014 through 2019, and Assistant Vice President from 2010 through 2014  Over $2 billion of transaction experience and 20 years of experience in acquiring, managing and leasing industrial properties across 35 industrial markets throughout the U.S. Isaac Kalish, CPA SVP & CFO  Chief Financial Officer since 2023, Senior Vice President since 2022 and Vice President from 2013 through 2022  Chief Financial Officer since 2025, Senior Vice President since 2022, and Vice President and Treasurer of BRT Apartments Corp. (NYSE: BRT) since 2013 and 2014, respectively  Treasurer of the managing general partner of Gould Investors L.P. since 2013 David W. Kalish, CPA SVP – Finance  Senior Vice President – Finance since 2023  Senior Vice President and Chief Financial Officer from 1990 through 2023.  Senior Vice President, Finance of BRT Apartments Corp. (NYSE: BRT) since 1998 and Senior Vice President and Chief Financial Officer of the managing general partner of Gould Investors L.P. since 1990 Matthew J. Gould Chairman  Chairman of the Board since June 2013 and Vice Chairman from 2011 through 2013. President and Chief Executive Officer from 1989 to 1999; Senior Vice President from 1999 to 2011  Senior Vice President of BRT Apartments Corp. (NYSE: BRT) since 1993 and Director since 2004  Chairman/Manager of the managing general partner of Gould Investors L.P. since January 2013 and President and CEO from 1997 to 2012 Fredric H. Gould Vice Chairman  Vice Chairman of the Board since June 2013. Chairman of the Board from 1989 to 2013  Chairman of BRT Apartments Corp. (NYSE: BRT) from 1984 to April 2013 and Director since 1984  Chairman Emeritus of the managing general partner of Gould Investors L.P. since January 2013 and Chairman from 1997 to 2013 HIGHLY EXPERIENCED MANAGEMENT TEAM

I N V E S T O R P R E S E N T A T I O N O N E L I B E R T Y P R O P E R T I E S , I N C . 7 REPOSITIONED TO FOCUSED INDUSTRIAL PORTFOLIO 17% 5% 37% 11% 46% 84% Industrial Retail Other Base Rent by Property Type 2018(1) 2026(2) 36 44 46 49 54 55 56 69 79 20 30 40 50 60 70 80 90 2018 2019 2020 2021 2022 2023 2024 2025 2026 (1) Represents the base rent payable to us during the year ended December 31, 2019 under leases in effect at December 31, 2018 (excluding tenant reimbursements and after giving effect to any abatements, concessions, deferrals or adjustments) (2) See page 5 "-Attractive Industrial Portfolio" for explanation of 2026 Base Rent (3) For the years ended December 31, 2018 through December 31, 2025, and for the three months ended March 31, 2026 Industrial Properties Owned(3)

I N V E S T O R P R E S E N T A T I O N O N E L I B E R T Y P R O P E R T I E S , I N C . 8 30 STATES 79 INDUSTRIAL PROPERTIES PROPERTY LISTINGS INDUSTRIAL RETAIL OTHER (1) 79 Total Properties 30 Total States 11,026,802 Total Square Footage 27 Total Properties 14 Total States 1,093,792 Total Square Footage 5 Total Properties 5 Total States 250,435 Total Square Footage (1) Other consists of an office, two theaters, a health & fitness center and a restaurant GEOGRAPHICALLY DIVERSE PORTFOLIO HIGHEST STATE CONCENTRATION BY BASE RENT State Number of Properties Base Rent % Base Rent South Carolina 10 $ 11,068,000 13.3% Pennsylvania 12 9,080,000 10.9 New York 7 7,031,000 8.4 Iowa 3 5,515,000 6.6 Alabama 4 4,942,000 5.9 36 $37,636,000 45.1% Created through in-depth submarket analysis

I N V E S T O R P R E S E N T A T I O N O N E L I B E R T Y P R O P E R T I E S , I N C . 9 WELL-DIVERSIFIED TENANT BASE Top Tenants Number of Properties Base Rent % of Base Rent FedEx (NYSE: FDX) 4 $ 3,698,000 4.4% Northern Tool & Equipment 1 3,189,000 3.8 NARDA Holdings, Inc. 1 3,115,000 3.7 Ferguson (NYSE: FERG) 1 2,523,000 3.0 Toro Company (NYSE: TTC) 1 2,491,000 3.0 Total: 8 $15,016,000 17.9%

MEANINGFUL PILLARS OF GROWTH

ORGANIC GROWTH

- Rent escalators
- Mark to market opportunities
- Embedded NOI opportunity from recent acquisitions

TARGETED & DISCIPLINED ACQUISITIONS

- Continue targeted acquisition strategy focused on the right submarkets, primarily distribution-focused assets with tenant optionality

OPPORTUNISTIC RECYCLING

- Seek to maximize value on remaining non-industrial assets

With high insider ownership, OLP is truly aligned with investors and approaches growth through an owner's lens, focused on cash flow generation over time.


FirstFleet
Nashville MSA

ONE LIBERTY PROPERTIES, INC.   INVESTOR PRESENTATION   10

I N V E S T O R P R E S E N T A T I O N O N E L I B E R T Y P R O P E R T I E S , I N C . 11 BALANCE SHEET – POSITIONED TO SUPPORT GROWTH(1) As of June 1, 2026, approximately $92 million available on our Line of Credit, subject to borrowing base requirements, giving the availability to acquire in excess of an estimated $250 million of properties (1) Except as indicated, all data as of March 31, 2026 (2) Gross Assets represent total assets plus accumulated depreciation of $197.4 million (3) Total Debt excludes unamortized deferred financing costs and intangible mortgage assets (i.e., $4.7 million and $496,000, respectively) (4) Calculated in accordance with the terms of our credit facility Pittsburgh MSA Omaha-Council Bluffs, NE-IA MSA Mobile MSA Mobile MSA

I N V E S T O R P R E S E N T A T I O N O N E L I B E R T Y P R O P E R T I E S , I N C . 12 WELL LADDERED MORTGAGE DEBT MATURITIES (1) Weighted average interest rate of 4.91% on fixed rate debt $11.0 million of scheduled amortization of mortgages through 2027 $32.7 $34.0 $26.3 $87.8 $68.1 $218.7 $0.0 $40.0 $80.0 $120.0 $160.0 $200.0 $240.0 2027 2028 2029 2030 2031 2032 & Thereafter ($ in millions) BALLOON PAYMENTS DUE FOR THE TWELVE MONTHS ENDING MARCH 31, (1) All data as of March 31, 2026

I N V E S T O R P R E S E N T A T I O N O N E L I B E R T Y P R O P E R T I E S , I N C . 13 DIVIDEND COVERAGE (1) For the years ended December 31 (2) Calculated based on (i) annual cash distributions of $1.80 per share of common stock and (ii) the closing stock price at December 31 (3) A reconciliation of net income per diluted share, as determined in accordance with GAAP, to AFFO per diluted share, may be found at the end of this presentation (4) Impacting the changes in the AFFO payout ratio are distributions of gains on property sales, which gains are excluded from the calculation of AFFO 8.1% 8.2% 6.6% 8.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 2022 2023 2024 2025 Dividend Yield (1)(2) 133 CONSECUTIVE QUARTERLY DIVIDENDS AFFO Payout Ratio(3)(4) 91% 90% 94% 94%

ONE LIBERTY PROPERTIES, INC. INVESTOR PRESENTATION TENANT PROFILES & CASE STUDIES

TENANT PROFILE
FEDEX – TOP TENANT WITH SOLID CREDIT

- Tenant: Operating Subsidiaries of **FedEx Corporation** (NYSE: FDX) (Source: FedEx's website)
  - Federal Express is the largest express transportation company in the world with service to more than 220 countries; it operates over 1,200 facilities and 175,000 vehicles
  - Total assets of $95 billion and stockholders' equity of $30 billion at February 28, 2026


Northwest Arkansas MSA

- 4 properties represent 4.4% of Base Rent and 596,707 SF

% of Base Rent

- Lowell, AR: 1.5%
- Delport, MO: 1.1%
- Indianapolis, IN: 1.1%
- Pinellas Park, FL: 0.7%

- Representative: FedEx – Lowell, AR
  - Location: 400N Goad Springs Road, Lowell, AR
  - Lowell, AR is part of the Northwest Arkansas MSA. Home to the HQ of Walmart, JB Hunt, Tyson Foods, and the University of Arkansas
  - Features 240,470 SF of warehouse space, and over 7,900 SF of office space
  - Building: 248,370 SF on 30.18 acres of land
  - Lease expires July 23, 2027

ONE LIBERTY PROPERTIES, INC. INVESTOR PRESENTATION 15

TENANT PROFILE
FERGUSON – TOP TENANT

❖ Tenant: **Ferguson Enterprises, Inc.** (NYSE: FERG)
(Source: Tenant's website)

- North America's largest distributor and wholesale supplier of commercial and residential plumbing supplies including infrastructure and HVAC
- The US business operates over 1,500 branches and 9 regional distribution centers servicing all 50 states
- Located 8 miles south of downtown Baltimore, MD and 5 miles north of Baltimore Washington International Airport
- Total assets of $18 billion and stockholders' equity of $6 billion at March 31, 2026


FERGUSON
Baltimore MSA

❖ Represents 3.0% of Base Rent

❖ Location: 4501 Hollins Avenue, Halethorpe, MD (Baltimore MSA)

- Building: 367,000 SF on 28 acres
- Lease expires July 31, 2027 with three, five-year renewal options


Cockeysville
Reisterstown
Timonium
795
Perry Hall
Towson
695
695
Parkville
Pikesville
83
1
95
Middle River
Woodlawn
83
Essex
Baltimore
70
40
Ellicott City
695
695
Dundalk
895
97
Glen Burnie
Severn
SUBJECT PROPERTY
4501 Hollins Avenue, Halethorpe, MD (Baltimore MSA)

ONE LIBERTY PROPERTIES, INC.
INVESTOR PRESENTATION 16

LEASING CASE STUDY

BAKERSFIELD, CA – ACHIEVED STRONG RENEWAL AND RENT SPREAD

- Acquired an industrial building in Bakersfield, CA for $10,850,000 ($50/SF) in 2018
- The 218,116 SF building is net leased to The Men's Wearhouse
- The functional Class B industrial building was constructed in 1980, features 24'-28' clear heights, 11 dock doors, and 1 drive-in door
- In 2025, signed a 10-year lease extension with a 32% increase in base rent and 3% annual increases
- Subsequently financed the property with an $8,800,000 ($40/SF) 5-year loan - was previously unencumbered

Year 1 base rent upon acquisition	$ 733,000
Year 1base rent per SF	$ 3.36/SF
Current annual base rent	$1,091,000
Current annual base rent per SF	$ 5.00/SF


Bakersfield-Delano MSA

ONE LIBERTY PROPERTIES, INC.
INVESTOR PRESENTATION 17

LEASING CASE STUDY

BLYTHEWOOD, SC – ACHIEVED STRONG RENEWAL AND RENT SPREAD

- Acquired an industrial building in Blythewood, SC (Columbia MSA) for $15,500,000 ($84/SF) in January 2026
- The 184,453 SF building is net leased to Husqvarna U.S. Holdings
- The functional Class A concrete tilt wall industrial building was constructed in 2009, features 32' clear height, 24 loading docks and 2 drive-in doors
- Shortly after acquisition, signed a 5-year lease extension with a 26% increase in base rent and 3% annual increases
- Currently working on financing the property with a $10,500,000 ($57/SF) 5-year loan with a fixed interest rate of 5.40%.

Year 1 base rent upon acquisition	$ 928,000
Year 1 base rent per SF	$ 5.03/SF
Current annual base rent	$1,171,000
Current annual base rent per SF	$ 6.35/SF


Husqvarna
Columbia MSA

ONE LIBERTY PROPERTIES, INC.
INVESTOR PRESENTATION 18

LEASING CASE STUDY

GREENVILLE, SC – SIGNIFICANT RENT GROWTH WITH ADDITIONAL UPSIDE

- Acquired two industrial buildings in Greenville, SC for $17,050,000 ($63/SF) in 2016
- The buildings total 270,200 SF and are net leased to six tenants
- The functional Class B industrial buildings were constructed in 1997 and 2000, feature 24' clear height and 55 loading docks
- In-place rent has increased approximately 35% since acquisition
- Approximately 20% of GLA is approximately 35% below market – we anticipate additional NOI will be generated as we mark to market the leases
- Refinancing in progress with a $16,500,000 ($61/SF) 7-year loan anticipated to result in approximately $8,000,000 of excess cash proceeds

Year 1 base rent upon acquisition	$1,240,000
Year 1 base rent per SF	$ 4.59/SF
Current annual base rent	$1,727,000
Current annual base rent per SF	$ 6.39/SF



Greenville SC MSA

ONE LIBERTY PROPERTIES, INC.

INVESTOR PRESENTATION 19

ACQUISITION CASE STUDY

PITTSBURGH, PA – TARGETED SUBMARKET WITH ATTRACTIVE FUNDAMENTALS

- In December 2025, acquired six industrial buildings totaling 397,440 SF in Sewickley, PA (Pittsburgh MSA) for $53,500,000 ($135/SF)
- The six buildings are net leased to sixteen tenants anchored by Amazon, Linde Gas and Safelite with a weighted average remaining lease term of approximately 3.8 years
- The Class B block & metal buildings were constructed between 1980 and 1990, up to 26' clear heights and ample loading with 48 docks
- Located directly adjacent to Interstate 79 and 10 miles from downtown Pittsburgh
- The average in-place base rent per square foot of approximately $8.65/SF which is approximately 15% below market and includes 2.5% average annual base rent increases

Purchase Price	$ 53,500,000
Mortgage	(32,400,000)
Net Equity Invested	$ 21,100,000
Year 1 base rent	$ 3,575,000
Interest Expense – 5.45%	(1,766,000)
Net Cash to OLP	$ 1,809,000

5-Year Average Cash on Cash Return	8.81%
Year 5 Cash on Cash Return	10.21%


Pittsburgh MSA

ONE LIBERTY PROPERTIES, INC. INVESTOR PRESENTATION 20

ACQUISITION CASE STUDY

MULTI-MARKET – EXECUTED ON PORTFOLIO OPPORTUNITY

- In January 2026, acquired ten industrial buildings totaling 637,633 SF across seven markets for $56,700,000 ($89/SF)
- The ten buildings are net leased to six tenants, including Mondelez Global and L&W Supply with a weighted average remaining lease term of approximately 4 years
- Six of the ten assets totaling 305,180 SF were financed with a 7-year loan
- The functional and modern industrial buildings were constructed between 2004 and 2014, feature 24'-32' clear heights, 49 loading docks and 9 drive-in doors
- The average in-place base rent is $6.19/SF which is approximately 15% below market and includes 2.0% average annual base rent increases

Purchase Price	$ 56,700,000
Mortgage	(17,002,000)
Net Equity Invested	$ 39,698,000
Year 1 base rent	$ 3,560,000
Interest Expense – 5.53%	(940,000)
Net Cash to OLP	$ 2,620,000
5-Year Average Cash on Cash Return	9.30%
Year 5 Cash on Cash Return	11.02%


Omaha NE-IA MSA

ONE LIBERTY PROPERTIES, INC.
INVESTOR PRESENTATION 21

INVESTMENT HIGHLIGHTS

Well-positioned industrial portfolio	Transformed portfolio to primarily distribution-focused industrial assets, acquiring 38 of such properties since 2020
Deep real estate expertise	Focused on submarket fundamentals
Proven acquisitions team driving industrial expansion	Acquired $246M of industrial properties since January 2025
Strong organic growth profile	Contractual rent escalators and mark-to-market opportunities
Reliable cash flow and consistent dividend	Paid 133 consecutive quarters of dividends
Stockholder alignment	~ 26% insider ownership

ONE LIBERTY PROPERTIES, INC. INVESTOR PRESENTATION 22

ONE LIBERTY PROPERTIES, INC. INVESTOR PRESENTATION APPENDICES

I N V E S T O R P R E S E N T A T I O N O N E L I B E R T Y P R O P E R T I E S , I N C . 24 LEASE MATURITY PROFILE (1) Excludes an aggregate of 154,180 square feet of vacant space Twelve Months Ending March 31, Number of Expiring Leases Base Rent Represented by Expiring Leases % of Base Rent Represented by Expiring Leases Building Square Feet Subject to Expiring Leases (1) 2027 18 $ 3,976,000 4.8 892,765 2028 31 15,213,000 18.3 2,428,486 2029 22 10,077,000 12.1 1,312,827 2030 22 12,732,000 15.3 1,998,503 2031 25 12,190,000 14.6 1,418,910 2032 18 11,733,000 14.1 1,974,954 2033 11 4,962,000 6.0 702,324 2034 8 7,279,000 8.7 762,916 2035 6 1,971,000 2.4 206,635 2036 & Thereafter 5 3,095,000 3.7 518,529 166 $83,228,000 100.0% 12,216,849

RECENT INDUSTRIAL ACQUISITIONS[1]

Date Acquired	Tenant (or d/b/a)	MSA	State	Current Lease Expiration	Purchase Price (in '000s)	Yield[2]
01/29/26	Mondelez Global LLC	Greensboro	NC	08/31/30	$ 7,700	6.0%
01/29/26	Mondelez Global LLC	West Columbia	SC	07/31/32	$ 6,600	6.8%
01/29/26	Mondelez Global LLC	Omaha	NE	02/29/32	$ 6,900	7.0%
01/29/26	Mondelez Global LLC	Birmingham	AL	09/30/26	$ 5,600	7.1%
01/29/26	ABC Supply Interiors, Inc.	Oklahoma City	OK	06/30/32	$ 2,800	8.3%
01/29/26	ABC Supply Interiors, Inc.	Spanish Fork	UT	10/31/29	$ 4,000	6.4%
01/29/26	Husqvarna U.S. Holding, Inc.	Blythewood	SC	04/30/31	$15,500	8.0%
01/29/26	Bimbo Bakeries, Inc.	Richland	MS	10/31/29	$ 2,100	10.7%
01/29/26	HABE USA, Inc.	Richland	MS	04/30/28	$ 2,000	10.8%
01/29/26	Owens & Minor Distribution, Inc.	Richland	MS	05/31/27	$ 3,500	10.1%
12/19/25	Multi-tenant	Pittsburgh	PA	09/30/26 - 12/31/31	$53,500	6.9%
10/30/25	Superior Third Party Logistics, Inc.	Oakdale	MN	06/30/29	$23,000	6.9%
08/27/25	Charter Next Generation, Inc.	Blythewood	SC	12/31/30	$24,000	6.8%
03/14/25	Multi-tenant	Council Bluffs	IA	12/31/29 - 04/30/31	$26,000	7.9%
02/06/25	Amazon.com Services, LLC	Wichita	KS	06/30/28	$13,300	7.4%
01/16/25	Multi-tenant (2 Properties)	Mobile	AL	05/31/30 – 12/31/32	$49,000	6.9%

(1) See page 26 "-*Recent Mortgages*" for concurrent or subsequent financing on certain properties
(2) Yield represents the annualized straight-line rent over the remaining term of the lease, divided by the purchase price

ONE LIBERTY PROPERTIES, INC. INVESTOR PRESENTATION 25

RECENT MORTGAGES

Date Financed/ Refinanced	Property Type	Tenant (or d/b/a)	MSA	State	Mortgage Amount (in '000s)	New Money (in '000s)	Year of Maturity	Interest Rate
NEW MORTGAGES								
01/29/26	Industrial	Multi-tenant (6 Properties)	Various		$ 17,002	N/A	2033	5.53% [1]
12/19/25	Industrial	Multi-tenant (7 Properties)	Pittsburgh	PA	$ 32,400	N/A	2033	5.45% [2]
12/11/25	Industrial	Men's Wearhouse	Bakersfield	CA	$ 8,800	N/A	2031	5.41%
10/30/25	Industrial	Superior Third Party Logistics	Oakdale	MN	$ 13,800	N/A	2030	5.10% [3]
08/27/25	Industrial	Charter Next Generation	Blythewood	SC	$ 14,000	N/A	2030	5.77% [3]
03/14/25	Industrial	Multi-tenant	Council Bluffs	IA	$ 15,600	N/A	2035	6.42% [2]
02/06/25	Industrial	Amazon.com Services, LLC	Wichita	KS	$ 7,500	N/A	2030	6.09% [3]
01/16/25	Industrial	Multi-tenant (2 Properties)	Mobile	AL	$ 29,000	N/A	2035	6.12% [2]
				TOTALS:	$138,102			
REFINANCED MORTGAGES								
10/24/25	Industrial	Midtown Comics	New York	NY	$ 6,000	$ 4,000	2030	5.73%
10/08/25	Industrial	FedEx	Tampa	FL	$ 5,600	$ 3,800	2030	5.58% [4]
				TOTALS:	$ 11,600	$ 7,800		

(1) Mortgage is interest only for the first six months
(2) Mortgage is interest only for the first five years
(3) Mortgage is interest only through maturity
(4) Mortgage is interest only for one year

ONE LIBERTY PROPERTIES, INC. INVESTOR PRESENTATION 26

OPPORTUNISTIC DISPOSITIONS

2026 SALES ($ in thousands)

Sold	Acquired	Type	Tenant (or d/b/a)	MSA	State	Gross Sales Price	Net Proceeds	Net Gain
06/01/26	03/29/00	Retail	Multi-tenant	El Paso	TX	$ 17,500	$ 8,900	$10,000
05/05/26	03/04/99	Retail	Multi-tenant	Champaign	IL	$ 7,498	$ 6,820	$ 3,328
04/16/26	06/16/16	Retail	Advance Auto Parts	Cleveland	OH	$ 1,483	$ 607	$ 118
03/31/26	04/07/06	Retail	Havertys	Virginia Beach	VA	$ 4,200	$ 4,005	$ 1,358
03/13/26	09/26/08	Retail	Former Office Depot	Raleigh-Cary	NC	$ 6,000	$ 5,760	$ 2,518
				TOTALS AS OF JUNE 1, 2026		$ 36,681	$ 26,092[1]	$17,322

2025 SALES ($ in thousands)

Sold	Acquired	Type	Tenant (or d/b/a)	MSA	State	Gross Sales Price	Net Proceeds	Net Gain
12/11/25	04/07/06	Retail	Havertys	Hilton Head	SC	$ 4,100	$ 3,813	$ 1,617
11/25/25	06/16/16	Retail	Advance Auto Parts	Port Clinton	OH	$ 1,330	$ 533	$ 225
11/04/25	08/16/16	Land	The Vue Apartments	Cleveland	OH	$ 16,548	$ 16,548	$ 135[2]
09/25/25	03/04/11	Retail	Former Big Lots	Chicago	IL	$ 2,600	$ 2,517	$ 489
09/08/25	08/20/03	Other	Blue Pearl Vet Hospital	Newark	DE	$ 6,774	$ 5,469	$ 3,236
08/26/25	03/29/11	Retail	Multi-tenant	Savannah	GA	$ 2,400[3]	$ 2,370[3]	$ 991[3]
08/01/25	09/26/08	Retail	Office Depot	Eugene	OR	$ 6,000	$ 5,708	$ 2,497
07/15/25	02/25/15	Retail	Multi-tenant	Denver	CO	$ 21,757	$ 12,937	$ 6,081[4]
06/27/25	09/15/06	Retail	La-Z-Boy	Chicago	IL	$ 4,368	$ 4,013	$ 1,023
06/25/25	01/21/14	Retail	Total Wine	Greensboro	NC	$ 4,709	$ 4,544	$ 2,232
01/21/25	08/01/13	Restaurant	Hooters	Concord	NC	$ 3,253	$ 3,115	$ 1,154
					TOTALS 2025	$ 73,839	$ 61,567[1]	$19,680

(1) After giving effect to (i) $9.0 million and $7.5 million of mortgage debt repayments as of June 1, 2026 and December 31, 2025, respectively, and (ii) $2.3 million of a non-controlling interests' share of net proceeds as of December 31, 2025
(2) Excludes an impairment charge of $1.3 million recognized during the third quarter of 2025
(3) Represents our 50% share of the sale of two unconsolidated joint venture properties
(4) Represents 100% of the gains on three sales of various parcels at a multi-tenant shopping center owned by a consolidated joint venture in which we held a 90% interest. Our share of the gain was approximately $4.5 million.

ONE LIBERTY PROPERTIES, INC. INVESTOR PRESENTATION 27

I N V E S T O R P R E S E N T A T I O N O N E L I B E R T Y P R O P E R T I E S , I N C . 28 NON-GAAP FINANCIAL MEASURES One Liberty compute funds from operations, or FFO, in accordance with the "White Paper on Funds From Operations" issued by the National Association of Real Estate Investment Trusts ("NAREIT") and NAREIT's related guidance. FFO is defined in the White Paper as net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities where the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. In computing FFO, One Liberty does not add back to net income the amortization of costs in connection with its financing activities or depreciation of non-real estate assets. One Liberty computes adjusted funds from operations, or AFFO, by adjusting FFO for straight-line rent accruals and amortization of lease intangibles, deducting from income (i) additional rent from a ground lease tenant, (ii) income on settlement of litigation, (iii) income on insurance recoveries from casualties, (iv) lease termination and assignment fees, and adding back to income (i) amortization of restricted stock and restricted stock unit compensation expense, (ii) amortization of costs in connection with its financing activities (including its share of its unconsolidated joint ventures), (iii) debt prepayment costs, (iv) amortization of lease incentives and (v) mortgage intangible assets. Since the NAREIT White Paper does not provide guidelines for computing AFFO, the computation of AFFO varies from one REIT to another. One Liberty believes that FFO and AFFO are useful and standard supplemental measures of the operating performance for equity REITs and are used frequently by securities analysts, investors and other interested parties in evaluating equity REITs, many of which present FFO and AFFO when reporting their operating results. FFO and AFFO are intended to exclude GAAP historical cost depreciation and amortization of real estate assets, which assumes that the value of real estate assets diminish predictably over time. In fact, real estate values have historically risen and fallen with market conditions. As a result, management believes that FFO and AFFO provide a performance measure that when compared year over year, should reflect the impact to operations from trends in occupancy rates, rental rates, operating costs, interest costs and other matters without the inclusion of depreciation and amortization, providing a perspective that may not be necessarily apparent from net income. Management also considers FFO and AFFO to be useful in evaluating potential property acquisitions. FFO and AFFO do not represent net income or cash flows from operating, investing, or financing activities as defined by GAAP. FFO and AFFO should not be considered to be an alternative to net income as a reliable measure of our operating performance; nor an alternative to cash flows from operating, investing or financing activities (as defined by GAAP) as measures of liquidity. FFO and AFFO do not measure whether cash flow is sufficient to fund all of our cash needs, including principal amortization, capital improvements and distributions to stockholders. Net Operating income, or NOI, is a non-GAAP measure of performance. NOI is used by our management and many investors to evaluate and compare the performance of our properties to other comparable properties, to determine trends at our properties and to determine the estimated fair value of our properties. The usefulness of NOI may be limited in that it does not take into account, among other things, depreciation and amortization expense, general and administrative expense, interest expense, gains or losses, lease termination fees, amortization and write-offs of deferred financing costs, and state tax expense as determined by GAAP. NOI is a property specific performance metric and does not measure our performance as a whole. Management recognizes that there are limitations in the use of FFO, AFFO and NOI. In evaluating our performance, management is careful to examine GAAP measures such as net income and cash flows from operating, investing and financing activities.

GAAP RECONCILIATION

The following table provides a reconciliation of net income per share of common stock (on a diluted basis) in accordance with GAAP to FFO and AFFO

	3 MONTHS ENDED	YEARS ENDED DECEMBER 31,			
	MARCH 31, 2026	2025	2024	2023	2022
GAAP net income attributable to One Liberty Properties, Inc.	$0.28	$1.15	$1.40	$1.38	$1.99
Add: depreciation & amortization of properties	0.39	1.23	1.10	1.13	1.09
Add: our share of depreciation & amortization of unconsolidated JVs	-	-	-	0.02	0.02
Add: impairment losses	-	0.21	0.05	-	-
Add: our share of impairment loss of unconsolidated JV property	-	-	-	0.04	-
Add: amortization of deferred leasing costs	0.01	0.04	0.04	0.03	0.03
Deduct: gain on sale of real estate, net	(0.18)	(0.86)	(0.84)	(0.80)	(0.79)
Adjust: equity in (earnings) loss from sale of unconsolidated JVs	-	(0.05)	-	0.01	-
Adjustments for non-controlling interests	-	0.08	0.02	0.01	-
NAREIT funds from operations per share of common stock	$0.50	$1.80	$1.77	$1.82	$2.34
Deduct: straight-line rent accruals & amortization of lease intangibles	(0.03)	(0.13)	(0.13)	(0.13)	(0.16)
Deduct: lease termination fees	(0.06)	-	(0.01)	-	-
Deduct: other income & income on settlement of litigation	-	(0.06)	(0.01)	(0.01)	(0.25)
Deduct: additional rent from ground lease tenant	-	-	-	-	(0.22)
Deduct: income on insurance recoveries from casualty loss	-	-	-	-	(0.04)
Add: amortization of restricted stock & RSU compensation	0.06	0.24	0.23	0.25	0.26
Add: amortization & write-off of deferred financing costs	0.01	0.05	0.04	0.04	0.05
Add: amortization of lease incentives and mortgage intangible assets	-	0.01	0.02	0.02	-
Adjusted funds from operations per share of common stock	$0.48	$1.91	$1.91	$1.99	$1.98

ONE LIBERTY PROPERTIES, INC.
INVESTOR PRESENTATION 29

I N V E S T O R P R E S E N T A T I O N O N E L I B E R T Y P R O P E R T I E S , I N C . 30 GAAP RECONCILIATION 3 MONTHS ENDED MARCH 31, 2026 2025 GAAP net income attributable to One Liberty Properties, Inc. $ 6,237 $ 4,155 Add: depreciation and amortization expense 8,570 6,545 Add: general and administrative expense 4,338 4,170 Add: interest expense 6,958 5,432 Add: amortization and write-off of deferred financing costs 323 233 Add(Deduct): state tax expense (benefit) 64 (94) Deduct: gain on sale of real estate, net (3,876) (1,110) Deduct: lease termination fees (1,327) - Deduct: other income (39) (213) Net Operating Income 21,248 19,118 Deduct: Non-same store Net Operating Income (3,956) (2,403) Same Store Net Operating Income (NOI) $17,292 $16,715 The following table provides a reconciliation of GAAP net income to Same Store Net Operating Income (NOI) (amounts in thousands) GAAP RECONCILIATION

ONE LIBERTY PROPERTIES, INC.